SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

INTERNATIONAL ENDEAVORS CORP.

(Name of Registrant as Specified In Its Charter)

Copies to:

Thomas E. Puzzo, Esq.

Law Offices of Thomas E. Puzzo, PLLC

3823 44th Ave. NE

Seattle, Washington 98105

Telephone No.: (206) 522-2256

Payment of Filing Fee (Check the appropriate box)

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

INTERNATIONAL ENDEAVORS CORP.

Unit 2, Level 6, Westin Centre,

26 Hung To Road, Kwun Tong, Hong Kong

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about November 3, 2025 to the holders of record as of the close of business on November 3, 2025 of the common stock of International Endeavors Corp., a Nevada corporation (the “Company”).

Effective October 14, 2025, the Board of Directors of the Company and 4 stockholders holding an aggregate of 1,414,027,236 shares of common stock and 200,000 shares of Series A Preferred Stock issued and outstanding as of October 14, 2025, have approved and consented in writing to the following action:

•	The approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 4,000,000,000 to 6,000,000,000; and

•	The approval of an Amendment to our Articles of Incorporation to change the name our company to MODULINK INC.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and the Company’s Articles of Incorporation, as amended, and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

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ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: International Endeavors Corp., Unit 2, Level 6, Westin Centre, 26 Hung To Road, Kwun Tong, Hong Kong, Attn: Fu Wah, Chief Executive Officer. Mr. Fu may also be reached by telephone at (888) 493-8028.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of the Company’s outstanding capital stock is required to effect the action described herein. the Company’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, the Company had 3,969,933,920 shares of common stock, and 200,000 shares of Series A Preferred Stock (representing voting power equal to 4,000,000,000 shares of common stock), issued and outstanding. The voting power representing not less than 3,984,966,961 shares of common stock is required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owner of 1,414,027,236 shares of common stock and 200,000 shares of Series A Preferred Stock, which represents approximately 35.6% of the issued and outstanding shares of common stock and 100% of Series Preferred Stock of the Company. Each share of Series A Preferred Stock has voting rights equal to 20,000 shares of common stock of the Company. Accordingly, the 200,000 shares of Series A Preferred Stock has voting power equal to 4,000,000,000 shares of common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated October 14, 2025. No consideration was paid for any consent. The consenting stockholders’ names, affiliation with the Company, and their beneficial holdings are as follows:

Name	Affiliation	Shares of Common Stock Beneficially Held	Shares of Series A Preferred Stock Held	Total Voting Power
TAM, Hin Wah Anthony	Chairman of the Board	707,013,618 (1)	-0-	1,414,027,236
FU, Wah	Director and Chief Executive Officer	353,506,809 (2)	-0-	353,506,809
AU-YEUNG Sai Kit	Director, Chief Financial Officer and Secretary	353,506,809 (3)	-0-	353,506,809
ModuLink Inc. (5)	Greater than 10% stockholder	-0-	200,000 (4)	Equal to 4,000,000,000 shares of common stock

(1)	Such 707,013,618 shares equal to 17.8% of the issued and outstanding shares of common stock on October 14, 2025.
(2)	Such 353,506,809 shares equal to 8.9% of the issued and outstanding shares of common stock on October 14, 2025.
(3)	Such 353,506,809 shares equal to 8.9% of the issued and outstanding shares of common stock on October 14, 2025.
(4)	Such 200,000 shares of Series A Preferred Stock equals 100% of the issued and outstanding shares of Series A Preferred Stock on October 14, 2025. Voting power equal to 4,000,000,000 shares of common stock.
(5)	ModuLink Inc. is a British Virgin Islands entity. Each of TAM, Hin Wah Anthony, AU-YEUNG Sai Kit and FU, Wah is a director of ModuLink Inc. and owns 50%, 25% and 25%, respectively, of ModuLink Inc.

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 14, 2025, certain information regarding the ownership of the Company’s capital stock by each director and executive officer of the Company, each person who is known to the Company to be a beneficial owner of more than 5% of any class of the Company’s voting stock, and by all officers and directors of the Company as a group. Unless otherwise indicated below, to the Company’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of October 14, 2025 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 3,969,933,920 shares of common stock issued and outstanding on a fully diluted basis, as of October 14, 2025.

	Common Stock Beneficially Owned		Series A Preferred Stock Owned
Name and Address of Beneficial Owner (6)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Series A Preferred Equity (1)
TAM, Hin Wah Anthony (2)(5)	707,013,618	17.81%	200,000	100%
AU YEUNG, Sai Kit (3)(5)	353,506,809	8.90%	200,000	100%
FU, Wah (4)(5)	353,506,809	8.90%	200,000	100%
WONG, Ho Man Alex	-0-	*	-0-	*
FUNG, Kwai Kin	-0-	*	-0-	*
All executive officers and directors as a Group (5 persons)	1,414,027,236	35.62%	200,000	100%

5% or Greater Stockholders:
ModuLink Inc. (5)	–	–	200,000	100%

________________

*Less than 1%

(1)	Applicable percentage ownership is based on 3,969,933,920 shares of common stock and 200,000 shares of Series A Preferred Stock outstanding and issuable as of October 14, 2025. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of October 14, 2025, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	TAM, Hin Wah Anthony, our Chairman of the Board, directly owns 707,013,618 shares of our common stock.
(3)	AU-YEUNG, Sai Kit was appointed to serve as our Director, Chief Financial Officer and Secretary on February 10, 2025
(4)	FU, Wah was appointed to serve as our Director and Chief Executive Officer on February 10, 2025.
(5)	ModuLink Inc. owns 200,000 shares of our Series A Preferred Stock. Each one share of Series A Preferred Stock is entitled to vote as, and is convertible into, twenty thousand shares of common stock. The Series A Preferred Stock has the voting rights, powers, preferences and privileges more fully described in the section entitled “Description of Registrant’s Securities to be Registered.” Each of TAM, Hin Wah Anthony, AU-YEUNG, Sai Kit and FU, Wah is a director of ModuLink Inc. and owns 50%, 25% and 25%, as applicable, of ModuLink Inc.
(6)	Address at c/o the International Endeavors Corp., Unit 2, Level 6, Westin Centre, 26 Hung To Road, Kwun Tong, Hong Kong.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Wah Fu CEO and Director (1)	2024	–	–	–	–	–	–	$5,128	$5,128
	2023	–	–	–	–	–	–	$–	$–

Sai Kit Au-Yeung CFO and Director (2)	2024	–	–	–	–	–	–	$2,564	$2,564
	2023	–	–	–	–	–	–	$–	$–

(1)	Mr. Fu joined us as our Chief Executive Officer and Director on February 10, 2025.
(2)	Mr. Au-Yeung joined us as our Chief Financial Officer and Director on February 10, 2025.

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Narrative disclosure to Summary Compensation Table

The Company is not a party to written compensation agreements with its executive officers. The Company, however, has orally agreed to pay each of Messrs. Fu and Au-Yeung a monthly fee of HK$20,000 (approximately $2,564) and HK$10,000 (approximately $1,282) for their capacity as a director and classified as all other compensation in the table above.

Other than set out above and below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We expect to establish one or more incentive compensation plans in the future. Our directors and executive officers may receive securities of the Company as incentive compensation at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

Equity Awards

There are no options, warrants or convertible securities outstanding.

Except as set forth above and below in the director compensation table, at no time during the last fiscal year with respect to any of any of our executive officers was there:

•	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);

•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

•	any option or equity grant;

•	any non-equity incentive plan award made to a named executive officer;

•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

•	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

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Director Compensation

During the year ended December 31, 2024, the Company paid the following fees to its directors.

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All other compensation	Total
Anthony Tam (1)	$2,564	–	–	–	–	–	$2,564
Wah Fu (2)	$5,128	–	–	–	–	–	$5,128
Sai Kit Au-Yeung (3)	$2,564	–	–	–	–	–	$2,564
Kwai Kin Fung (4)	$641	–	–	–	–	–	$641
Alex Wong (5)	–	–	–	–	–	–	–

(1)	Mr. Tam joined us as our Director on February 10, 2025.
(2)	Mr. Fu joined us as our Director on February 10, 2025.
(3)	Mr. Au-Yeung joined us as our Director on February 10, 2025.
(4)	Mr. Fung joined us as our Director on February 10, 2025.
(5)	Mr. Wong joined us as our Director on February 10, 2025.

The Company is not a party to written director compensation agreements. The Company, however, has orally agreed to pay Messrs. Tam, Fu and Au-Yeung a monthly director fee of HK$10,000 (approximately $1,282), HK$20,000 (approximately $2,564) and HK$10,000 (approximately $1,282) respectively, and each of Messrs. Fung and Wong a monthly director fee of HK$5,000 (approximately $641), with payments to Mr. Wong commencing on January 2025. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking for any special services on our behalf other than services ordinarily required of a director.

Except as disclosed in the Director Compensation and Summary Compensation Table, no other compensation was provided to our Directors for the fiscal year ended December 31, 2024.

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Compensation Risk Management

Our Board of directors and human resources staff conducted an assessment of potential risks that may arise from our compensation programs. Based on this assessment, we concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards executives with cash bonuses on successful of business projects. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and

•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Board and management discretion.

Compensation Committee Interlocks and Insider Participation

We have not yet established a Compensation Committee. Our Board of Directors performs the functions that would be performed by a compensation committee. During the fiscal year ended December 31, 2024, none of our executive officers has served: (i) on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; (ii) as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the registrant; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

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CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change in control of the Company.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On October 14, 2025, the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 4,000,000,000 to 6,000,000,000. The number of authorized shares of preferred stock of 10,000,000 remains unchanged. Such amendment is referred to herein as the “Authorized Shares Amendment.”

Currently, the Company has 4,000,000,000 shares of common stock authorized, of which 3,969,933,920 shares were issued and outstanding on October 14, 2025. As a result of the Authorized Shares Amendment, the Company will have 6,000,000,000 shares of shares of common stock authorized for issuance, of which 2,030,066,080 will be available for issuance.

A table illustrating the Authorized Shares Amendment (discussed below) is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Articles of Incorporation (1)	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance
Before Authorized Shares Amendment	3,969,933,920	4,000,000,000	-0-	30,066,080
After Authorized Shares Amendment	3,969,933,920	6,000,000,000	-0-	2,030,066,080

(1)	Does not include 10,000,000 shares of Preferred Stock, 200,000 shares of which has been designated as Series A Preferred Stock and all of which are issued and outstanding.

Giving effect to the Authorized Shares Amendment, the Company will still have 2,030,066,080 shares of common stock, all of which will be unreserved, but authorized for issuance. Any additional issuance of common stock could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of the Directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common stock to certain persons’ interests aligned with that of the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

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While the increase in the number of shares of common stock authorized may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the increase in the number of shares of common stock authorized may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider a proposed transaction in a manner that best serves the stockholders’ interests.

The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company’s future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. the Company has no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement. However, the Company stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. the Company is not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of the Company’s stock. the Company has no present intention to use the increased number of authorized common stock for anti-takeover purposes.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about November 23, 2025.

II. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On October 14, 2025 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “INTERNATIONAL ENDEAVORS CORP.” to “MODULINK INC.”

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the change to our name shall be effective twenty (20) days after this Information Statement is mailed to stockholders of the Company. We anticipate the effective date to be on or about November 23, 2025.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

The Company’s Current Report on Form 8-K, filed with the SEC on October 31, 2025; Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and filed with the SEC on August 13, 2025; and Amendment No. 3 to Registration Statement on Form 10, filed with the SEC on September 18, 2025, have been incorporated herein by this reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to Fu Wah, Chief Executive Officer, at the Company’s principal executive offices, at: International Endeavors Corp., Unit 2, Level 6, Westin Centre, 26 Hung To Road, Kwun Tong, Hong Kong. Mr. Fu may also be reached by telephone at (888) 493-8028.

APPENDICES

The following documents are appended to this information statement:

Appendix A:	Certificate of Amendment to Articles of Incorporation

12

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

APPENDIX A

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: International Endeavors Corp. Entity or Nevada Business Identification Number (NVID): E0244822014-2
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 5,414,027,236 Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ______ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

APPENDIX A

A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The text to amendments to Articles I and IV continue on following page. (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Chief Executive Officer Signature of Officer or Authorized Signer Title X Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

A-2

CERTIFICATE OF AMENDMENT INTERNATIONAL ENDEAVORS CORP. Page 3 of 3 The Articles of Incorporation of the Corporation are hereby amended by: 1. Deleting in its entirety the text of the present Article I “NAME” and substituting in lieu thereof the following: “The name of the corporation is: MODULINK INC.” 2. Deleting in its entirety the text of the present Article 4.1 of Article IV “AUTHORIZED STOCK” and substituting in lieu thereof the following: “ 4 . 1 . Authorized Capital Stock . The aggregate number of shares which this Corporation shall have authority to issue is six billion, ten million ( 6 , 010 , 000 , 000 ) shares, consisting of (a) six billion ( 6 , 000 , 000 , 000 ) shares of common stock, par value $ 0 . 001 per share (the “ Common Stock ”) and (b) ten million ( 10 , 000 , 000 ) shares of preferred stock, par value $ 0 . 001 per share (the “ Preferred Stock ”), issuable in one or more series as hereinafter provided . ” [reminder of page intentionally left blank]

A-3